

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=                                                                                                                 =
=                                                                                                                 =
=         [NUMBER]                               [MDTI LOGO]                                   [SHARES]           =
=                                                                                                                 =
=                                                                                                                 =
=                                      MOLECULAR DIAGNOSTICS & THERAPEUTICS, INC.                                 =
=                              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO                               =
=                   The Corporation is authorized to issue 45,000,000 Common Shares - No Par Value                =
=                                 And 5,000,000 Preferred Shares - No Par Value                                   =
=                                                                                                                 =
=                                                                                                                 =
=                                                                                                                 =
=    THIS CERTIFIES THAT                                                                                          =
=                                                                                                                 =
=    Is The Owner of                                                                                              =
=                                                                                                                 =
=    FULLY PAID AND NON-ASSESSABLE SHARES OF NO PAR VALUE COMMON STOCK OF                                         =
=                                                                                                                 =
=    MOLECULAR DIAGNOSTICS & THERAPEUTICS, INC.                                                                   =
=                                                                                                                 =
=    transferable only on the books of the Corporation by the holder hereof in person or by duly                  =
=    authorized Attorney upon surrender of this Certificate properly endorsed.                                    =
=                                                                                                                 =
=    In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized     =
=    officers and to be sealed with the Seal of the Corporation.                                                  =
=                                                                                                                 =
=    Dated:                                                                                                       =
=                                                                                                                 =
=    /s/Janet Davis                       [MDTI CORPORATE SEAL]           /s/Malcolm H. Benedict                  =
=       Janet Davis, Secretary                                               Malcolm H. Benedict, President       =
=                                                                                                                 =
=                                                                                                                 =
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